Exhibit 10.1

TWELFTH AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

TWELFTH AMENDMENT, dated as of August 3, 2007 to the Amended and Restated Loan and Security Agreement, dated as of May 22, 2000, among HWC Wire & Cable Company (formerly known as Houston Wire & Cable Company) (“Borrower”), the lenders named therein (“Lenders”) and Bank of America, N.A. (“Bank of America”) as successor-in-interest to Fleet Capital Corporation, as agent for said Lenders (Bank of America, in such capacity, “Agent”).  Said Amended and Restated Loan and Security Agreement, as amended by a certain First Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated as of July 13, 2000, by a certain Second Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated May 30, 2001, by a certain Third Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated October 22, 2001, by a certain Fourth Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated December 31, 2002, by a certain Fifth Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated November 19, 2003, by a certain Sixth Amended to Amended and Restated Loan and Security Agreement dated as of May 26, 2005 by and among Borrower, Lenders and Agent, by a certain Seventh Amendment to Amended and Restated Loan and Security Agreement dated December 14, 2005 by and among Borrower, Agent and Lenders, by a certain Eighth Amendment to Amended and Restated Loan and Security Agreement dated December 30, 2005 by and among Borrower, Agent and Lenders, by a certain Ninth Amendment to Amended and Restated Loan and Security Agreement dated May 23, 2006 by and among Borrower, Agent and Lenders, by a certain Tenth Amendment to Amended and Restated Loan and Security Agreement dated as of November 3, 2006 by and among Borrower, Agent and Lenders and by a certain Eleventh Amendment to Amendment of Restated Loan and Security Agreement dated as of July 31, 2007 by and among Borrower, Agent and Lenders and as it may be further amended, is hereinafter referred to as the “Loan Agreement.”  The terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement.  References to Agent and/or any Lender shall include Agent’s or such Lender’s predecessor(s)-in-interest.

WHEREAS, Lenders, Agent and Borrower desire to make certain amendments and modifications to the Loan Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and contained in the Loan Agreement, the parties hereto hereby agree as follows:

1.             Additional and Amended Definitions.  The following definitions of “Twelfth Amendment” and “Twelfth Amendment Effective Date” are hereby inserted into Exhibit A to the Loan Agreement.  The definitions of Maximum “Revolving Loan” and “Total Credit Facility” are hereby deleted from Exhibit A to the Loan Agreement and the following are restated in their stead:

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“Maximum Revolving Loan — Fifty-Five Million Dollars $55,000,000).

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Total Credit Facility — Fifty-Five Million Dollars ($55,000,000).

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Twelfth Amendment — that certain Twelfth Amendment to Amended and Restated Loan and Security Agreement dated as of August 3, 2007 by and among Borrower, Agent and Lenders.

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Twelfth Amendment Effective Date — the date on which the conditions precedent to the effectiveness of the Twelfth Amendment are satisfied.”

2.             Total Credit Facility.  The first paragraph of Section 1 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

“1.           CREDIT FACILITY.

Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lenders agree to make a credit facility of up to Fifty-Five Million Dollars ($55,000,000) available upon Borrower’s request therefor, as follows:”

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3.             Revolving Loans.  Section 1.1.1(A) of the Loan Agreement is hereby deleted and the following is inserted in its stead:

“1.1         Revolving Credit Loans.

1.1.1        Loans and Reserves.  (A) Loans and Reserves.  The aggregate amount of the Revolving Credit Loans to be made by each Lender (such Lender’s “Revolving Credit Loan Commitment”), pursuant to the terms hereof, shall be the amount set below such Lender’s name on the signature pages hereof.  The aggregate principal amount of the Revolving Credit Loan Commitments is Fifty-Five Million Dollars ($55,000,000).  The percentage equal to the quotient of (x) each Lender’s Revolving Credit Loan Commitment, divided by (y) the aggregate of all Revolving Credit Loan Commitments, is that Lender’s “Revolving Credit Percentage”.  Subject to all of the terms and conditions of this Agreement, each Lender agrees, for so long as no Default or Event of Default exists, to make Revolving Credit Loans to Borrower from time to time, as requested by Borrower in accordance with the terms of Section 3.1 hereof, up to a maximum principal amount at any time outstanding equal to the product of (A) the Borrowing Base at such time multiplied by (B) such Lender’s Revolving

Credit Percentage.  It is expressly understood and agreed that Agent and Lenders may use the Borrowing Base as a maximum ceiling on Revolving Credit Loans outstanding to Borrower at any time.  If the unpaid balance of the Revolving Credit Loans should exceed the ceiling so determined or any other limitation set forth in this Agreement, such Revolving Credit Loans shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all the benefits thereof.  In no event shall Lenders be required to make a Revolving Credit Loan at any time that there exists a Default or an Event of Default.  Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent shall deem necessary or appropriate in the reasonable exercise of Agent’s credit judgment, against the amount of Revolving Credit Loans which Borrower may otherwise request under this Section 1.1.1., including, without limitation, with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrower’s business; (ii) shrinkage, spoilage and obsolescence of Inventory; (iii) slow moving Inventory; (iv) other sums chargeable against Borrower’s Loan Account as Revolving Credit Loans under any section of this Agreement; (v) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any Property of Borrower; and (vi) such other matters, events, conditions or contingencies from time to time hereunder as to which Agent, in its reasonable credit judgment, determines reserves should be established from time to time hereunder.”

4.             Distribution.  Subsection 8.2.7 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

“8.2.7      Distributions.  Declare or make, or permit any Subsidiary of Borrower to declare or make, any Distributions, except that:

(a)           Subsidiaries of Borrower may make Distributions to Borrower with respect to their common Stock;

(b)           Borrower may pay dividends to Guarantor in an amount sufficient to maintain the corporate existence of Guarantor, to pay income taxes and to pay the reasonable out-of-pocket expenses of Guarantor and audit fees and expenses, not to exceed $100,000 per annum in the aggregate;

(c)           Borrower may pay dividends to Guarantor for further distribution to its stockholders in an amount not to exceed the lesser of (x) income taxes on phantom income incurred on the issuance of payment-in-kind notes with respect to the Guarantor Subordinated Debt or (y) $125,000 per year;

(d)           Borrower may pay dividends to Guarantor of up to $100,000 in each Fiscal Year to repurchase the capital stock of employees who die or terminate their employment with Borrower; and

(e)           Borrower may make Distributions to Guarantor to permit Guarantor to pay dividends on Guarantor’s common Stock so long as after giving effect to any such Distribution, (i) no Event of Default shall have occurred and is continuing, (ii) the aggregate amount of all such Distributions made within the most recently ended twelve month period plus the amount of the proposed Distribution does not exceed, within any twelve month period, $10,000,000, and (iii) Availability was or will not be less than $15,000,000 at any time within the 90 days immediately prior to the date of such Distribution or after giving effect to such Distribution and any pending Distribution for declared but unpaid dividends or common Stock repurchases.

(f)            On or prior to August 30, 2009, Borrower may make Distributions to Guarantor to permit Guarantor to make repurchases of, Guarantor’s common Stock so long as after giving Guarantors  effect to any such Distribution, (i) no Event of Default shall have occurred and is continuing, (ii) the aggregate amount of all such Distributions does not exceed $30,000,000, and (iii) Availability was or will not be less than $15,000,000 at any time within the 90 days immediately prior to the date of such Distribution or after giving effect to such Distribution and any pending Distributions for declared but unpaid dividends or common Stock repurchases.

5.             Financial Covenant.  Exhibit O to the Loan Agreement is hereby deleted and Exhibit O attached to this Twelfth Amendment is hereby inserted in its stead.  The financial covenant contained in Exhibit Q to the Loan Agreement is hereby deleted and the following is inserted in its stead:

“EXHIBIT Q

FINANCIAL COVENANTS

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COVENANT

Fixed Charge Coverage Ratio- If Availability at any time within the most recently ended 90 day period is less than Ten Million Dollars ($10,000,000), Borrower shall not permit the Fixed Charge Coverage Ratio for the most recently ended twelve month period ending on a March 31, June 30, September 30 or December 31 to be less than 1.10 to 1.”

6.             Conditions Precedent.  This Twelfth Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(a)           Agent shall have received each of the following documents, each in form and substance acceptable to Agent:

(i)            Copy of this Twelfth Amendment, duly executed by Borrower, Guarantor, Agent and each Lender;

(ii)           Amended and Restated Revolving Credit Notes in the forms attached hereto and incorporated herein as Exhibits A-1 and A-2 attached to this Twelfth Amendment executed by Borrower; and

(iii)          Copies of resolutions of the Board of Directors of Borrower authorizing this Twelfth Amendment certified as true and correct by the Secretary of Borrower.

The date on which all of the conditions precedent listed above are satisfied or waived is hereinafter referred to as the “Twelfth Amendment Effective Date.”  After the Twelfth Amendment Effective Date, Lenders shall deliver to Borrower the Revolving Credit Notes and Term Notes previously executed and delivered by Borrower to Lenders, which Notes shall be marked “Amended and Superceded.”

7.             Signature Block.  The signature block to the Loan Agreement is hereby amended to read as the signature block to this Twelfth Amendment.

8.             Continuing Effect.  Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

9.             Governing Law.  This Twelfth Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

10.           Counterparts.  This Twelfth Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

11.           No Novation.  The amended and restated Revolving Credit Notes to be delivered pursuant to this Twelfth Amendment replace and supercede those certain promissory notes in the principal amount of $25,000,000 and $20,000,000, respectively, each dated November 3, 2006 (the “Original Notes”) and the execution and delivery of such amended and restated Revolving Credit Notes shall not constitute (a) an extinguishment of the indebtedness of Borrower to the applicable Lender evidenced by the Original Notes or (b) a novation of any such indebtedness or any of the Original Notes.

(Signature Page Follows)

(Signature Page to Twelfth Amendment to Amended and Restated
Loan and Security Agreement)

IN WITNESS WHEREOF, this Twelfth Amendment has been duly executed as of the first day written above.

HWC WIRE & CABLE COMPANY, as Borrower		HOUSTON WIRE & CABLE COMPANY, as Guarantor

By:	/s/ Eric W. Davis	By:	/s/ Charles A. Sorrentino
Name:	Eric W. Davis	Name:	Charles A. Sorrentino
Title:	Vice President, Controller and Assistant Secretary	Title:	President and Chief Executive Officer

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender		BANK OF AMERICA, N.A., as Agent and a Lender

By:	/s/ Chad Ramsey	By:	/s/ Alan R. Meier
Name:	Chad Ramsey	Name:	Alan R. Meier
Title:	Vice President	Title:	Executive Vice-President

Revolving Loan Commitment: $20,000,000		Revolving Loan Commitment: $35,000,000

EXHIBIT A-1

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$35,000,000	Amended and Restated As of August __, 2007 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned, (hereinafter “Borrower”), hereby PROMISES TO PAY to the order of Bank of America, N.A., a national banking association (“Lender”), or its registered assigns, at the principal office of Bank of America, N.A., as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Thirty-Five Million Dollars ($35,000,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

This Note is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2000 by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation, the predecessor-in-interest to Bank of America, N.A. (“Bank of America”), as agent for such Lenders (Bank of America in such capacity “Agent”) (hereinafter amended from time to time, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement.  All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full.  All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the Commitment Termination Date, unless the term hereof is extended in accordance with the Loan Agreement.  Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

A-1-1

This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Illinois.

HWC WIRE & CABLE COMPANY

By:
Name:
Title:

A-1-2

EXHIBIT A-2

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000	Amended and Restated As of August __, 2007 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned, (hereinafter “Borrower”), hereby PROMISES TO PAY to the order of The CIT Group/Business Credit, Inc., a New York corporation (“Lender”), or its registered assigns, at the principal office of Bank of America, N.A., as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Twenty Million Dollars ($20,000,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

This Note is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2000 by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation, the predecessor-in-interest to Bank of America, N.A. (“Bank of America”), as agent for such Lenders (Bank of America in such capacity “Agent”) (hereinafter amended from time to time, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement.  All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full.  All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the Commitment Termination Date, unless the term hereof is extended in accordance with the Loan Agreement.  Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

A-2-1

This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Illinois.

HWC WIRE & CABLE COMPANY

By:
Name:
Title:

A-2-2

EXHIBIT O

COMPLIANCE CERTIFICATE

[Letterhead of Borrower]

__________, 200_

The undersigned, the chief financial officer of HWC Wire & Cable Company, a Delaware corporation (“Borrower”), gives this certificate to Bank of America, N.A. in accordance with the requirements of Section 8.1.2 of that certain Loan and Security Agreement dated May 22, 2000, among Borrower, the lender signatories thereto (“Lenders”) and Bank of America, N.A. (“Bank of America”), a national banking association, as successor-in-interest to Fleet Capital Corporation, as agent for such Lenders (Bank of America, in such capacity, “Agent”).  Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

1.             Based upon my review of the balance sheets and statements of income of Borrower for the [fiscal year] [monthly period] ending __________, 200_, copies of which are attached hereto, I hereby certify that:

(a)           Availability for each day of the 30 day period ending __________ was [never] less than $15,000,000;

(b)           Fixed Charge Coverage Ratio for the period between ___________ and _________ is______ to 1 (if applicable);

(c)           Capital Expenditures during the period and for the fiscal year to date total $__________ and $__________, respectively.

2.             No Default exists on the date hereof, other than:  ______________________ _________________________________________ [if none, so state]; and

3.             No Event of Default exists on the date hereof, other than ___________________ _________________________________________ [if none, so state].

Very truly yours,

Chief Financial Officer

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